EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-KSB of Insightful Corporation for the year ended December 31, 2006, I, Richard P. Barber, Chief Financial Officer and Treasurer of Insightful Corporation, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Annual Report fairly presents, in all material respects, the financial condition and results of operations of Insightful Corporation.

/s/ RICHARD P. BARBER
Richard P. Barber Chief Financial Officer and Treasurer (Principal Financial Officer)

March 30, 2007